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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SPIRIT FINANCE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Stockholders of Spirit Finance Corporation to be held at the Four Seasons Resort, 10600 East Crescent Moon Drive, Scottsdale, Arizona 85262, on May 19, 2006, 9:00 a.m. local time.

        The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

        Whether you own a few or many shares of stock of Spirit Finance Corporation, it is important that your shares be represented. The 2006 Annual Meeting of Stockholders will include the election of directors and the ratification of the appointment of the Company's independent registered public accounting firm.

        If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

Sincerely,

March 24, 2006	Morton H. Fleischer, Chairman of the Board of Directors

SPIRIT FINANCE CORPORATION

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2006

        NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Spirit Finance Corporation, a Maryland corporation (the "Company"), will be held on May 19, 2006, 9:00 a.m. local time, at the Four Seasons Resort, 10600 East Crescent Moon Drive, Scottsdale, Arizona 85262, for the following purposes:

  1.
  To elect ten directors to the Board of Directors.

  2.
  To consider the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

  3.
  To transact such other business as may properly come before the meeting and at any postponements or adjournments thereof.

        Only stockholders of record at the close of business on March 7, 2006 are entitled to notice of and to vote at the meeting or at any postponements or adjournments thereof.

        You are cordially invited to attend the meeting. All stockholders, whether or not they expect to attend the meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

        THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors
Scottsdale, Arizona Dated: March 24, 2006	Michael T. Bennett, Secretary

Table of Contents

GENERAL INFORMATION
ABOUT THE MEETING
What is being voted on at the meeting?
Who can vote at the meeting?
How many votes do I have?
What constitutes a quorum for the meeting?
How do I authorize my vote?
Can I authorize my vote by telephone or electronically?
Can I change my vote after I return my proxy card?
What vote is required to approve each item?
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION OF PROXIES
ANNUAL REPORT
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
ATTENDANCE AT THE MEETING
Appendix A	Audit Committee Charter

i

SPIRIT FINANCE CORPORATION
14631 N. Scottsdale Road, Suite 200
Scottsdale, AZ 85254

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To be held May 19, 2006

GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Spirit Finance Corporation, for use at the 2006 Annual Meeting of Stockholders of the Company to be held at the Four Seasons Resort, 10600 East Crescent Moon Drive, Scottsdale, Arizona 85262, on May 19, 2006, 9:00 a.m. local time, and at any and all postponements or adjournments thereof. This proxy statement, the accompanying form of proxy and the Notice of Annual Meeting will be first mailed or given to the Company's stockholders on or about March 24, 2006.

        Because many of the Company's stockholders may be unable to attend the meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters presented at the meeting. Stockholders are urged to:

  (1)
  read this proxy statement carefully;

  (2)
  specify their choice in each matter by marking the appropriate box on the enclosed proxy card; and

  (3)
  sign, date and return the proxy card by mail in the postage paid, return-addressed envelope provided for that purpose.

ABOUT THE MEETING

What is being voted on at the meeting?

        The Board of Directors is asking stockholders to consider two items at this year's meeting:

  (1)
  the election of ten directors to the Board of Directors; and

  (2)
  the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

Who can vote at the meeting?

        The Board of Directors has set March 7, 2006 as the record date for the meeting. Only persons holding shares of record at the close of business on March 7, 2006 will be entitled to receive notice of and to vote at the meeting.

How many votes do I have?

        On March 7, 2006, there were 81,865,639 shares of the Company's common stock outstanding. Each share of the Company's common stock will be entitled to one vote on each matter properly submitted for vote at the meeting.

What constitutes a quorum for the meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to establish a quorum at the meeting. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on a proposal) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately. The presence, in person or by proxy, of 40,932,820 shares is necessary to establish a quorum at the meeting.

How do I authorize my vote?

        If you complete and properly sign the accompanying proxy card and return it to the tabulation agent, American Stock Transfer & Trust Company, it will be voted as you direct, unless you later revoke the proxy. If no instructions are specified, shares of common stock represented by a proxy will be voted for the proposals set forth on the proxy and in the discretion of the persons named as proxies on such other matters as may properly come before the meeting. Your proxy must be received by the tabulation agent by 5:00 p.m., New York City time, on Thursday, May 18, 2006 to be valid. If you are a registered stockholder (that is, if you hold your shares of common stock in certificate form) and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares of common stock in "street name" (that is, if you hold your shares of common stock through a broker or other nominee) and you wish to vote in person at the meeting, you will need to obtain a proxy from the institution that holds your shares.

Can I authorize my vote by telephone or electronically?

        If you hold your shares in "street name," you may be able to grant your proxy by telephone, or electronically over the Internet, by following the instructions included with your proxy card. Please check your proxy card or contact your broker or nominee to determine whether you will be able to grant your proxy by telephone or electronically. The deadline for granting your proxy by telephone or electronically is 5:00 p.m., New York City time, on Thursday, May 18, 2006.

        If you are a registered stockholder, then you may not grant your proxy by telephone or over the Internet. You must complete the enclosed proxy card and return it in the enclosed envelope so that it reaches the tabulation agent, American Stock Transfer & Trust Company, by 5:00 p.m., New York City time, on Thursday, May 18, 2006 to be valid.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company, at the principal office address of the Company, a written notice of revocation. You may also change your vote by executing a duly executed proxy bearing a later date and delivering that proxy to the tabulation agent, or by attending the meeting and voting in person. The powers of the proxy holders will be suspended if you attend the meeting in person and so request. However, attendance at the meeting will not by itself revoke a previously granted proxy. If you want to change or revoke your proxy and you hold your shares of common stock in "street name," contact your broker or the nominee that holds your shares.

        Any written notice of revocation sent to the Company must include the stockholder's name and must be received prior to the meeting to be effective.

What vote is required to approve each item?

        Election of Directors.    The election of each director nominee (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the meeting (which means the ten nominees receiving the most votes). The Company's stockholders are not entitled to cumulate votes with respect to the election of directors.

        Ratification of Independent Registered Public Accounting Firm and Other Business.    The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm (Proposal 2) and all other business not described in this proxy statement and properly submitted to the stockholders for their consideration at the meeting.

        If you hold your shares in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of common stock represented by "broker non-votes" will, however, be counted in determining whether there is a quorum.

        Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, abstentions and broker non-votes will have no effect at the meeting, other than for determining whether a quorum is present.

        Votes cast in person at the meeting or by proxy will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        It is intended that the shares of the Company's common stock represented by properly granted proxies will be voted to elect the director nominees, unless authority to so vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the 2007 Annual Meeting of Stockholders (and until the director's successor is duly elected and qualifies) or until the director's earlier removal or resignation. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board of Directors. Mr. Morton H. Fleischer, Chairman of the Board, is an officer and director of the Company, and his son, Mr. Jeffrey M. Fleischer, Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer, is an officer of the Company. There are no other family relationships among officers and directors of the Company.

        The affirmative vote of a plurality of the outstanding shares of the Company's common stock present or represented at the meeting is necessary to elect each director nominee. Stockholders of the Company will have an opportunity on their proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE
NOMINEES TO THE BOARD OF DIRECTORS

Directors

        The following table sets forth certain information with respect to the directors of the Company:

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director of the Company Since
Morton H. Fleischer (69)	Mr. Morton H. Fleischer is one of our two founders and served as our Chairman of the Board and Chief Executive Officer since our formation in August 2003 through September 2005. Mr. Fleischer retired as Chief Executive Officer in September 2005 and continues to serve as Chairman of the Board. Mr. Fleischer previously served as the President, Chief Executive Officer and a director of Franchise Finance Corporation of America, or FFCA, a NYSE listed company, prior to its acquisition in 2001, and its predecessor companies since Mr. Fleischer formed those companies beginning in 1980. Mr. Fleischer was FFCA's Chairman of the Board and Chief Executive Officer at the time FFCA was acquired by GE Capital Corporation, or GECC, in 2001. FFCA was listed on the NYSE from 1994 to 2001, and was sold to GECC in August 2001. Mr. Fleischer has served as a director of Flying J Inc., a privately-held company, since August of 2003. Mr. Fleischer is also a trustee of the American Enterprise Institute for Public Policy Research, Washington, D.C. Mr. Fleischer received his Bachelor of Arts from Washington University in Saint Louis, Missouri from which he was awarded its Distinguished Business Alumni Award in 1993.	August 2003
Christopher H. Volk (49)
	Mr. Volk is one of our two founders and served as President, Chief Operating Officer and a director since our formation in August 2003 through September 2005. Mr. Volk was elected Chief Executive Officer in September 2005 and also continues to serve as our President. Mr. Volk also serves on the board of directors of Paladin Realty Income Properties, Inc., a real estate investment trust. Mr. Volk has an extensive background in finance and asset management. Prior to forming us, Mr. Volk served for over 16 years in numerous capacities with FFCA and its successor, GE Franchise Finance, or GEFF, including President and Chief Operating Officer and a member of FFCA's board of directors. Mr. Volk continued with GEFF until December 2002, serving as Chief Operating Officer of GEFF. Mr. Volk has been widely published in the areas of finance, credit analysis and valuation and has frequently served as a guest lecturer and conference speaker. Mr. Volk received his Bachelor of Arts from Washington and Lee University and his MBA from Georgia State University.	August 2003

Linda J. Blessing, Ph.D. (54)
	Dr. Blessing has a history of public service in both education and government. From May 1999 until June 2004, she served as the Executive Director of the Arizona Board of Regents, the governing body of Arizona's public university system, including Arizona State University, the University of Arizona and Northern Arizona University, with combined enrollment of over 100,000 students and annual operating budgets of $2.5 billion. Upon retirement from that position, she was named Executive Director Emerita and received the Regents' Medal. Prior to the Board of Regents, Dr. Blessing was the longest serving Director of the Arizona Department of Economic Security. Dr. Blessing also formerly spent ten years with the Arizona Office of the Auditor General and was Deputy Auditor General for six years. Dr. Blessing earned a Bachelor of Science in Business Administration from Cal Poly University, Pomona and her MBA from California State University, San Bernardino. She earned her Ph.D. in Public Administration from Arizona State University and attended the Program for Senior Executives at the JFK School of Government, Harvard University. Dr. Blessing is licensed as a certified public accountant.	July 2004
Willie R. Barnes, Esq. (74)
	Mr. Barnes has been a partner at the law firm of Musick, Peeler & Garrett LLP since 1992. He is also secretary of American Shared Hospital Services (AMEX: AMS), where he has served on the audit committee and compensation committee of the board of directors. Mr. Barnes was also a Director of FFCA from 1994 until its sale to GECC in 2001. Mr. Barnes is a member of the Section of Business Law of the American Bar Association and a member of the following committees: the Federal Regulation of Securities Committee, the State Regulation of Securities Committee, and the Futures Regulation Committee. In addition to a general transactional and securities practice, Mr. Barnes was appointed and served as the Commissioner of Corporations for the State of California from 1975 to 1979 and he was a member of the California Senate Commission on Corporate Governance, Shareholder Rights and Securities Transactions from 1986 to 1991. From 1979 to 1988, he was a senior partner of Manatt, Phelps, Rothenberg & Phillips and served as Chairman of its Corporate and Securities Department. Mr. Barnes was a partner at Wyman Bautzer Kutchel & Silbert from January 1989 until its dissolution in March 1991 and a partner of Katten Muchin Zavis & Weitzman from March 1991 to January 1992. Mr. Barnes received his Bachelor of Arts	December 2003

degree from the University of California at Los Angeles in 1953 and his law degree from the UCLA Law School in 1959.
Dennis E. Mitchem (74)
	Mr. Mitchem has been the Director of Corporate Relations, Northern Arizona University since October 1998. Mr. Mitchem has also served as Executive Director of Habitat for Humanity, Valley of the Sun, from April 1996 to October 1998, and prior to that time was an independent management consultant for privatization and financial services projects. Mr. Mitchem was also a director of FFCA from 1996 until its sale to GECC in 2001. From March 1994 to December 1995, Mr. Mitchem worked in Moscow, serving as a consultant to establish Russian Privatization Centers. From July 1992 to February 1994, he was managing director of a joint venture between a national accounting firm and a private business entity that provided accounting services to the Resolution Trust Corporation and also managed the Denver, Colorado, financial processing center of the Resolution Trust Corporation. From 1954 to June 1993, he was employed by the international accounting firm of Arthur Andersen, where he became a partner in 1967 and retired as a senior partner in June 1993. From 1959 to 1992, Mr. Mitchem served as committee chairman, officer or director of local, state or national certified public accountant organizations. For seven years, he represented the State of Arizona on the governing counsel of the American Institute of Certified Public Accountants. Mr. Mitchem is a past chairman of the Arizona Society of Certified Public Accountants, and has served that organization, among other things, as chairman of the Professional Ethics committee, Auditing Standards committee and Accounting Principles committee. Mr. Mitchem is a Life Member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants. Mr. Mitchem received the degree of Bachelor of Science in Business Administration (Accounting Major) from the University of Nebraska.	December 2003
Paul F. Oreffice (78)
	Mr. Oreffice is currently Chairman of the Board and one of the principal owners of Fairfield Homes of Arizona. He is on the International Advisory Board of Marsh & McLennan Companies (NYSE: MMC) and Chairman of the Board of the National Parkinson Foundation. He is also on the Board of Visitors of MD Anderson Cancer Center. Mr. Oreffice is also a trustee of the American Enterprise Institute for Public Policy	December 2003

Research, Washington, D.C. Mr. Oreffice retired as Chairman of the Board of The Dow Chemical Co. (NYSE: DOW) in 1992 after almost 40 years with the company. Mr. Oreffice joined Dow in 1953 following service in the US Army and was named Chief Financial Officer in 1970. He was elected to the board of directors and the Executive Committee in 1971. In 1975 he became President of Dow USA, and in 1978 he took over as President and Chief Executive Officer of The Dow Chemical Co. In 1986 he was also named Chairman of the Board. Mr. Oreffice also previously served on the boards of the CIGNA Corporation (NYSE: CI) (1979-1998), The Coca Cola Company (NYSE: KO) (1984-2003), Morgan Stanley (NYSE: MWD) (1987-1995), and Nortel Networks Corporation (NYSE: NT) (1983-1998). Mr. Oreffice received the degree of Bachelor of Science in Chemical Engineering from Purdue University in 1949.
Jim Parish (59)
	Since 1991, Mr. Parish has been a principal of Parish Partners, Inc., an investment, advisory and consulting firm and provides executive level strategic expertise to a wide range of restaurant industry executives in quick, casual, full and fine dining areas. Mr. Parish presently serves on the board of directors or advisory boards of five privately held restaurant or restaurant industry provider companies. Mr. Parish has also served on the board of directors of Bertucci's, Inc. since September 2005. Mr. Parish has served as Chairman and Chief Executive Officer of Sfuzzi, Inc. and Z'Tejas, Inc. Mr. Parish also served as a member of the board of directors of Taco Bueno Inc. from 2001 until July 2005. Prior to forming Parish partners in 1991, Mr. Parish was Executive Vice President, Chief Financial Officer, Director and member of the Executive Committee of Chili's, Inc., the predecessor company to Brinker International (NYSE: EAT), now one of the largest multi-concept companies in the restaurant industry. Mr. Parish received a Bachelor of Science in Journalism and an MBA in Finance from Drake University.	December 2003
Kenneth B. Roath (70)
	Mr. Roath is currently the Chairman Emeritus of the Board of Health Care Property Investors, Inc. (NYSE: HCP), a real estate investment trust organized in 1985 to invest, on a net lease basis, in health care properties. Mr. Roath joined Health Care Property Investors, Inc. at its inception in 1985, and served as the company's Chief Executive Officer until May 2003, when he retired. Mr. Roath was a director of Arden Realty, Inc. (NYSE: ARI), a real estate investment trust that	December 2003

operates commercial real estate in Southern California, from 1996 to 2003. Mr. Roath was a member of the executive committee of the National Association of Real Estate Investment Trusts, Inc., or NAREIT, from 1987 to 1997 and was the Chairman of NAREIT from 1994 to 1995. Mr. Roath is an Ex-Officio member of the Board of Governors of NAREIT. Mr. Roath was also a director of FFCA from 1994 until its sale to GECC in 2001. Mr. Roath received a Bachelor of Science in Accounting from San Diego State University.
Casey J. Sylla (62)	Mr. Sylla is the Chairman of the Board and President of Allstate Financial, a principal division of the Allstate Insurance Company engaged in the business of life insurance, annuities and other related retirement and savings products. Mr. Sylla is also a member of the senior management team of Allstate Insurance Company. The Allstate Corporation (NYSE: ALL) serves as the holding company for Allstate Insurance Company. Mr. Sylla joined Allstate in 1995 and served until 2002 as its Chief Investment Officer where he was responsible for the management of over $86.0 billion. From 1992 until July 1995, Mr. Sylla was an Executive Officer and Vice President and head of the Securities Department of The Northwestern Mutual Life Insurance Company. Mr. Sylla currently serves on the board of directors of GATX Corporation (NYSE: GMT), a railcar, locomotive and aircraft leasing company. Mr. Sylla was also a director of FFCA from 1994 until its sale to GECC in 2001. Mr. Sylla received a Bachelor of Science Social Science degree from the University of Wisconsin—Eau Claire in 1966 and a Master of Science Economics degree from the University of Missouri in 1969.	December 2003
Shelby Yastrow (70)
	Mr. Yastrow is the lead independent director of our Board of Directors. Mr. Yastrow had been an attorney and counsel to the law firm of Gallagher & Kennedy in Phoenix, Arizona since 2001 until his resignation in September 2004. He joined McDonald's Corporation (NYSE: MCD) in 1978 as Vice President, Chief Counsel of Litigation and Assistant Secretary. He was appointed Vice President, General Counsel of McDonald's in 1982 and Senior Vice President in 1988, before being named Executive Vice President in 1995. He retired from McDonald's in April 1998. As general counsel of McDonald's, he was responsible for all legal functions, including real estate, franchise and franchisee relations, marketing and advertising, securities and litigation. In addition to his legal responsibility, Mr. Yastrow was the	December 2003

senior officer responsible for insurance, governmental relationships, environmental matters, internal control systems, transportation and non-restaurant real estate matters. Mr. Yastrow was the sole senior officer responsible for corporate governance and ethics. Mr. Yastrow was also a senior officer of McDonald's for its corporate governance and ethics program. Mr. Yastrow was a director of FFCA from 1997 until its sale to GECC in 2001. Mr. Yastrow also currently serves as a director of two privately owned franchising companies. Mr. Yastrow received his law degree from Northwestern University in 1959.

        Each of the persons named above has been nominated for election to the Board of Directors of the Company.

Governance Policies

        Corporate Governance Guidelines.    On the recommendation of the nominating and governance committee, the Board of Directors adopted corporate governance guidelines. The guidelines address matters such as board size, director qualifications, board and director responsibility, frequency of board meetings, director tenure, director compensation, communication with and among the directors, related party transactions, and continuing education.

        Lead Independent Director.    The Company's independent directors meet in regularly scheduled executive sessions without management present. The Board of Directors has established the position of lead independent director and has elected Shelby Yastrow to serve in that position. In his role as lead independent director, Mr. Yastrow's primary duties and responsibilities include:

  •
  presiding over all executive sessions of our independent directors;

  •
  along with our chairman, setting the Board of Directors' meeting agenda and schedules;

  •
  ensuring the quality, quantity and timeliness of information flow to the independent directors; and

  •
  ensuring compliance with and recommending revisions to our corporate governance guidelines.

        Code of Business Conduct and Ethics.    The Board of Directors has established a code of business conduct and ethics. Among other matters, the code of business conduct and ethics is designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest in personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in our Securities and Exchange Commission reports and other public communications; (3) compliance with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate regulatory agencies; (4) protection of our assets, including proprietary information; (5) honest and accurate recording and reporting of information; (6) prompt internal reporting of violations of the code to appropriate persons identified by management; and (7) accountability for adherence to the code and our internal controls.

        Any waiver of the code of business conduct and ethics for executive officers or directors may be made only by the Board of Directors or a committee of the Board of Directors and will be promptly disclosed as required by law. Other waivers must be approved by a member of senior management, in accordance with any applicable Company policy, and must be promptly reported in writing to our disclosure committee, which consists of various officers and employees of the Company. Waivers of the code of business conduct and ethics can be made by a simple majority of the Board of Directors and do not require any minimum number of independent directors.

        Public Availability of Corporate Governance Documents.    Our corporate governance guidelines, code of business conduct and ethics and the charters of our audit committee, compensation committee and nominating and governance committee are available on our website, www.spiritfinance.com, and are available in print to any stockholder who requests a copy.

Policy Regarding Directors' Attendance at Annual Meeting

        The Company expects each of its directors to attend the Company's annual meetings of stockholders. All of the directors of the Company attended the 2005 Annual Meeting of Stockholders.

Board of Directors Meetings

        The Board of Directors met five times during the fiscal year ended December 31, 2005. The Board of Directors also took action by written consent twice during the year ended December 31, 2005. No director attended fewer than 75% of the aggregate of (1) the total number of Board of Directors meetings held in 2005, and (2) the total number of committee meetings for committees on which that director served.

Committees of the Board of Directors

        Audit Committee.    The audit committee of the Board of Directors currently consists of three directors, Messrs. Mitchem, chairman, and Parish and Dr. Blessing, all of whom meet the independence standards for audit committee members adopted by the New York Stock Exchange. The Board of Directors has determined that all of the members of the audit committee qualify as audit committee financial experts as defined in applicable SEC and NYSE regulations. The audit committee has adopted an audit committee charter, which details the audit committee's primary duties, including: (1) serving as an independent and objective body to monitor and assess the Company's compliance with legal and regulatory accounting requirements, the Company's financial reporting processes and related internal control systems and the performance generally of the Company's internal audit function; (2) overseeing the audit and other services of the Company's independent registered public accounting firm and being directly responsible for the appointment, independence, qualifications, compensation and oversight of the Company's independent registered public accounting firm, who will report directly to the audit committee; (3) providing an open means of communication among the Company's independent registered public accounting firm, other accountants, the Company's senior management, the Company's internal auditors and the Board of Directors; (4) resolving any disagreements between the Company's management and the independent registered public accounting firm regarding the Company's financial reporting; (5) meeting at least quarterly with senior executives, internal auditors and the Company's independent registered public accounting firm; and (6) preparing the audit committee report for inclusion in the Company's annual proxy statement for the Company's annual stockholders meeting. The audit committee charter also mandates that the Company's audit committee approve all audit, audit related, tax and other non-audit services conducted by the Company's independent registered public accounting firm. The audit committee charter is attached to this proxy statement as Appendix A, and is also available on our website, www.spiritfinance.com.

        The audit committee members are not professional accountants or auditors, and the functions of the committee are not intended to duplicate or to certify the activities of management and the Company's independent registered public accounting firm. The audit committee serves in an oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the audit committee's members in business, financial and accounting matters. The audit committee met six times during the year ended December 31, 2005. The audit committee also took action by written consent once during the year ended December 31, 2005.

        Executive Committee.    The executive committee of the Board of Directors currently consists of three directors, Messrs. Morton Fleischer, chairman, Volk and Yastrow, the lead independent director of our Board of Directors. The executive committee will perform the duties and exercise the powers delegated to it by the Board of Directors. The executive committee meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board. The executive committee did not meet during the year ended December 31, 2005. However, the executive committee took action by written consent eleven times during the year ended December 31, 2005.

        Compensation Committee.    The compensation committee of the Board of Directors currently consists of two directors, Messrs. Roath, chairman, and Oreffice, both of whom are independent directors under the independence standards of the NYSE. The compensation committee has adopted a compensation committee charter, which is available on our website, www.spiritfinance.com. The compensation committee charter defines the compensation committee's primary duties to include: (1) annually establishing guidelines, objectives and standards for determining the compensation of the Company's executive officers; (2) setting the compensation level for the Company's Chief Executive Officer; (3) evaluating the performance of the Company's Chief Executive Officer and other senior executives; (4) reviewing the Company's executive compensation policies; (5) consulting with the Chief Executive Officer regarding the Chief Executive Officer's recommendation to the compensation committee with respect to compensation of other executive officers; (6) approving any new employment agreements; (7) recommending to the Board of Directors compensation for the Company's senior executive officers; (8) developing, administering and implementing the Company's existing and future equity incentive and 401(k) plans; (9) determining the number of shares underlying, and the terms of, restricted common stock awards and stock options to be granted to the Company's directors, executive officers and other employees under equity incentive plans; (10) preparing a report on executive compensation for inclusion in the Company's annual proxy statement for the Company's annual stockholders meeting; and (11) seeking input from the full Board of Directors on the foregoing matters. The compensation committee met four times during the year ended December 31, 2005. The compensation committee also took action by written consent four times during the year ended December 31, 2005.

        Nominating and Governance Committee.    The nominating and governance committee of the Board of Directors currently consists of two directors, Messrs. Barnes, chairman, and Sylla, both of whom are independent directors under the independence standards of the NYSE. The nominating and governance committee has adopted a nominating and governance committee charter, a copy of which is available on our website, www.spiritfinance.com. The nominating and governance committee charter defines the nominating and governance committee's primary duties to include: (1) generally overseeing all Board of Directors governance matters; (2) establishing standards for service on the Board of Directors; (3) reviewing and evaluating the role of the Board of Directors, its committees and each member; (4) identifying individuals qualified to become members of the Board of Directors and recommending director candidates for election or re-election to the Board of Directors; (5) considering and making recommendations to the Board of Directors regarding board size and composition, committee composition and structure and procedures affecting directors; (6) reviewing and updating the Company's code of business conduct and ethics, which includes the Company's conflicts of interests policies; and (7) monitoring the Company's corporate governance principles and practices. The nominating and governance committee met three times during the year ended December 31, 2005. The nominating and governance committee did not take any action by written consent during the year ended December 31, 2005.

Director Nominations

        General.    The nominating and governance committee has been delegated the responsibility to identify and recommend individuals qualified to become Board of Directors members and members of committees of the Board of Directors, develop and recommend to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company, and oversee the evaluation of the Board of Directors, committees of the Board of Directors, and management.

        The goal of the nominating and governance committee's nominating process is to assist the Company in attracting competent individuals with the requisite management, financial, and other expertise who will act as directors in the best interests of the Company and all of its stockholders. The nominating and governance committee consults with other Board of Directors members, the Company's Chief Executive Officer, and other Company personnel in implementing this process. The nominating and governance committee will consider an individual recommended by a stockholder for nomination as a new director provided the stockholder making the recommendation follows the procedures for submitting a proposed nominee's name and the required information described below.

        Director Qualifications and Nomination Process.    The nominating and governance committee has developed a process for identifying and evaluating nominees in light of the standards discussed below and such other factors as the nominating and governance committee deems appropriate. These standards, and the nominating and governance committee's evaluation process, apply to all proposed nominees for directors, including those nominees recommended by stockholders. This process is based on the nominating and governance committee's familiarity with the composition of the current Board of Directors, its awareness of anticipated openings, and its assessment of desirable talents or expertise.

        The nominating and governance committee regularly reviews the composition of the Board of Directors in light of its understanding of the backgrounds, industry, and professional experience, and the various communities, both geographic and demographic, represented by current members. It also monitors the expected service dates of Board of Directors members, any planned retirement dates, and other anticipated events that may affect a director's continued ability to serve. The nominating and governance committee periodically reviews information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board of Directors members.

        The nominating and governance committee will consider, in evaluating any candidate for nomination as a director, the current composition of the Board of Directors in light of the diverse communities and geographies served by the Company and the interplay of the candidate's experience with the experience of the other Board of Directors members, as well as such other factors as the nominating and governance committee considers appropriate. Although the nominating committee has not adopted specific minimum qualifications to serve on the Company's Board of Directors, in considering a director candidate the committee will consider, among other factors, the extent to which each director candidate:

  •
  has demonstrated business acumen and experience and ability to exercise sound business judgment in areas of or related to the Company's business;

  •
  has a reputation for integrity, strong moral character and adherence to high ethical standards;

  •
  holds or has held a generally recognized position of leadership in the community and/or a chosen field of endeavor, and has demonstrated high levels of accomplishments;

  •
  has an understanding of basic accounting concepts and ability to understand financial statements;

  •
  has an understanding of the basic role of a director of a publicly-held corporation;

  •
  has experience in corporate governance; and

  •
  can diversify and add to the overall quality and experience of the Company's Board of Directors.

        Director Nominations by Stockholders.    The nominating and governance committee will consider nominees recommended by stockholders. Recommendations for the Company's 2007 Annual Meeting of Stockholders must be submitted in writing to the Company's Secretary at 14631 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85254. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years, and must be received at the Company's offices between the dates of Saturday, December 9, 2006 and Monday, January 8, 2007. The nominating committee has the right to request, and the stockholder will be required to provide, such additional information with respect to the stockholder nominee as the committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above, including information about the proposed nominee that would be required to be disclosed by the Company in a proxy statement under Regulation 14A of the Securities Exchange Act of 1934.

Director Independence Determination

        At its meeting on February 17, 2006, the Board of Directors reviewed information regarding the transactions or relationships between each director or any member of his or her immediate family, on the one hand, and the Company, on the other, for the purpose of determining a director's independence from the Company. Based on this review, the Board of Directors has concluded that except for Messrs. Morton H. Fleischer and Volk, who are officers of the Company, each director satisfied the NYSE independence tests as well as the Board of Directors' subjective review of independence described below.

        Standards of Director Independence.    The Board of Directors has at least a majority of directors, who, in the business judgment of the Board of Directors, meet the criteria for independence required by the NYSE and/or the SEC or other regulatory agency or agencies having jurisdiction over the activities of the Company. After considering the recommendations of the Board of Directors' nominating and governance committee, the Board of Directors will determine affirmatively whether a director is "independent" on an annual basis and the Company will disclose these determinations in its annual proxy statement. A director will not be independent unless the Board of Directors determines that the director does not have a material relationship with the Company, considering all relevant circumstances including direct relationships or ones arising from the director being a partner, stockholder or officer of a company that has a material relationship with the Company. A director will not be independent if (1) during the preceding three years, the director was employed by, or any of the director's immediate family members was employed as an executive officer by, the Company, its subsidiaries or any of its affiliates; (2) during the preceding three years, the director or any of the director's immediate family members received more than $100,000 per year in direct compensation from the Company, its subsidiaries or any of its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (3) (A) the director or an immediate family member is a current partner of a firm that is the company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time; (4) during the preceding three years, the director was part of an interlocking directorate in which an executive officer of the Company served on the compensation committee of the board of another company that concurrently employed the director or any of the director's immediate family members as an executive officer; or (5) during any of the preceding three years, the director was an employee of, or any of the director's immediate family members was an executive officer of, any organization to which the Company, its subsidiaries or any of its affiliates made, or from which the Company, its subsidiaries or any of its affiliates received, payments (other than those arising solely from investments in the Company's securities) that exceeded the greater of 2% of the recipient's (i.e., the Company's or the other organization's) consolidated gross revenues or $1,000,000.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves on the compensation or similar committee of any other entity.

Director Compensation

        Any member of the Board of Directors who is also our employee will not receive any additional compensation for serving on the Board of Directors. Our non-employee directors each receive an annual retainer of $25,000 in cash, paid quarterly in advance. The Company also pays its independent directors the following additional fees, as applicable:

Annual retainer for lead independent director	$10,000
Annual retainer for audit committee chairman	$7,500
Annual retainer for compensation committee chairman	$6,000
Annual retainer for other committee chairman	$5,000
Fee for each Board of Directors meeting attended	$1,500
Fee for each committee meeting attended	$1,000

        The Company also reimburses its directors for their reasonable travel expenses incurred in connection with their attendance at Board of Directors' meetings.

        Upon initial election to the Board of Directors, each of the independent directors receives a grant of 5,000 restricted shares of the Company's common stock. Each of our independent directors also receives annual grants of restricted stock with a value of $35,000 following their re-election to the Board of Directors at the annual meeting of stockholders in May of each year. These restricted stock grants are made under the Company's 2003 Stock Option and Incentive Plan.

Stockholder Communication with the Board of Directors

        Stockholders may send correspondence directed to the Board of Directors, individual directors or the lead independent director c/o Corporate Secretary, Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254. The Secretary will review all correspondence addressed to the Board of Directors, individual directors or the lead independent director for any inappropriate correspondence and correspondence more suitably directed to management. The Secretary will summarize all correspondence not forwarded and make the correspondence available for review at the request of the intended recipient. The Secretary will forward stockholder communications to the Board of Directors, individual directors or the lead independent director prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication as appropriate. Correspondence intended for our independent directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

Executive Officers

        Set forth below is information about the executive officers of the Company who are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company. Similar information about Mr. Morton Fleischer and Mr. Volk is provided above under "—Directors."

Name/Age	Present Executive Office	Executive Officer of the Company Since
Catherine Long (49)	Chief Financial Officer, Senior Vice President and Treasurer. Ms. Long joined us as our Chief Financial Officer, Senior Vice President, Secretary and Treasurer in August 2003. Ms. Long has a broad background in accounting, finance and asset servicing. Prior to joining us, Ms. Long served since 1990 in various capacities with FFCA and its successor, GEFF. During much of her career at FFCA, Ms. Long was the Principal Accounting Officer and worked closely with FFCA's audit committee. As Senior Vice President—Finance, Ms. Long developed and implemented FFCA's accounting, reporting and internal control policies and procedures, including those related to the servicing of loan and lease payments and the reporting of loan securitization transactions. Ms. Long supervised the cash management, monthly payment servicing and investor reporting of approximately $5.9 billion in originated loans and leases. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona. She received her degree in accounting from Southern Illinois University and has been a certified public accountant since 1980.	August 2003
Michael T. Bennett (48)
	Senior Vice President—Operations, Chief Compliance Officer and Secretary. Mr. Bennett joined us as our Senior Vice President— Operations in April 2005. Mr. Bennett has a securities, corporate finance and transactional legal background. During his 23-plus year legal career, he has worked in a private law practice and served as a member of the senior management team of an emerging growth public company. Prior to joining us in April 2005, he was a partner in private law practice focusing on corporate law, securities transactions and capital formation. From 1991 until his return to private practice in 2000, he served as Vice President, General Counsel and Corporate Secretary of Farmer Mac, a NYSE-listed public company. He began his corporate legal career with a New York-based law firm where he concentrated on complex structured finance transactions. Mr. Bennett received his Bachelor of Arts in Government and Foreign Affairs in 1979	April 2005

from Hampden-Sydney College and his law degree in 1982 from the University of Virginia.
Jeffrey M. Fleischer (38)
	Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer. Mr. Jeffrey Fleischer joined us as Senior Vice President—Acquisitions in August 2003. Before joining us, Mr. Fleischer was Managing Director of Trefethen & Company, an investment banking firm providing services for mergers, acquisitions and financial restructuring for multi-unit retail operators. From 1993 to 2002, Mr. Fleischer was a senior officer at FFCA and its successor, GEFF, with responsibility for lending and commercial real estate investments. Prior to joining FFCA, Mr. Fleischer was employed by The Chase Manhattan Bank, N.A. with responsibility for middle market commercial loan and retail residential loan underwriting and origination. Mr. Fleischer received a Bachelor of Arts in Economics and a minor in Philosophy from Boston University, and earned an MBA in finance from Washington University in St. Louis, Missouri. Mr. Jeffrey M. Fleischer is the son of Mr. Morton H. Fleischer, our Chairman of the Board.	August 2003
Gregg A. Seibert (42)
	Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer. Mr. Seibert joined us as Senior Vice President—Underwriting in September 2003. Prior to joining us, Mr. Seibert served for over nine years in various capacities with FFCA and its successor, GEFF. Mr. Seibert's positions ranged from senior underwriter, vice president, director of underwriting and, most recently, senior vice president. Prior to his employment with FFCA, Mr. Seibert was a vice president with Bank of America from 1989 to 1994 in the commercial real estate lending group. Mr. Seibert was also an investment analyst with the Travelers Insurance Company from 1988 to 1989. In the past ten years, Mr. Seibert has been involved with over $2.0 billion in real estate financings. Mr. Seibert received a Bachelor of Science degree in Business Administration from the University of Missouri in 1986 and an MBA in Finance from the University of Missouri Graduate School of Business in 1987.	September 2003
Catherine L. Stevenson (49)
	Vice President and Controller. Ms. Stevenson joined us as Vice President and Controller in December 2003. From March 2002 until she joined us, Ms. Stevenson had been working as a consultant assisting various companies in accounting and reporting, evaluating and documenting internal control policies and procedures and various operational projects. From 1987 through February 2002, Ms. Stevenson served in various	December 2003

capacities with Viad Corp (NYSE: VVI), a company providing payment services and tradeshow and convention and event services to businesses. From April 1999 to February 2002, Ms. Stevenson served as Vice President—Controller for Viad, where she was its Principal Accounting Officer responsible for the development and implementation of accounting, reporting and internal control policies and procedures. From 1984 to 1987, Ms. Stevenson was the Chief Financial Officer for Paragon Homes, a residential home builder in the Phoenix, Arizona area. Prior to that, Ms. Stevenson was an audit manager with the international public accounting firm of Arthur Andersen in Phoenix. She received the degree of Bachelor of Science in Business Administration (Accounting Major) from the University of New Mexico and has been a certified public accountant since 1981.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee has appointed Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006. The stockholders of the Company are being asked to ratify this appointment at the meeting. Ernst & Young LLP has served as the Company's independent registered public accounting firm since the Company's inception in August of 2003. A representative of Ernst & Young LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Although it is not required to do so, the Board of Directors is submitting its appointment of the Company's independent registered public accounting firm to the stockholders at the meeting in order to ascertain the views of stockholders regarding such appointment. A majority of the votes cast at the meeting, if a quorum is present, will be sufficient to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. Whether the proposal is approved or defeated, the audit committee may reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2

Audit Committee Pre-Approval Policies and Procedures

        The audit committee is responsible for the appointment, compensation, and oversight of the work of the Company's independent registered public accounting firm. The audit committee has adopted policies and procedures that require audit committee pre-approval of all audit and permissible non-audit services provided to the Company by Ernst & Young LLP. The audit committee pre-approves on an annual basis services that are of a recurring nature. Changes in the scope of services that have been pre-approved on an annual basis are deemed to be pre-approved by the audit committee provided they do not result in fee increases in excess of a relatively small amount established by the audit committee. The audit committee must pre-approve any scope changes resulting in fee increases in excess of this amount. New recurring services and services that are not recurring in nature are pre-approved by the audit committee from time to time throughout the year. Actual fees incurred for services provided to the Company by Ernst & Young LLP are reported to the audit committee. In determining whether to pre-approve the provision by Ernst & Young LLP of a permissible non-audit service, the audit committee considers whether the provision of the service by Ernst & Young LLP could impair the independence of Ernst & Young LLP with respect to the Company. As part of this process, the audit committee considers the facts and circumstances of the proposed engagement, including whether Ernst & Young LLP can provide the service more effectively and economically than other firms because of its familiarity with the Company's business and operations. The audit committee also considers the proposed engagement in light of the other non-audit services provided to the Company by Ernst & Young LLP and the fees paid to Ernst & Young LLP for those services.

Report of the Audit Committee

        The audit committee of Spirit Finance Corporation's (the "Company") Board of Directors is comprised of independent directors as required by the listing standards of the NYSE. The Board of Directors has approved a charter of the audit committee, which is attached to this Proxy Statement as Appendix A, as required by the NYSE and the rules and regulations of the SEC.

        The role of the audit committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. In fulfilling our oversight responsibilities, we approve the appointment of the Company's independent registered public accounting firm and review and discuss the audited financial statements included in the Company's Annual Report on Form 10-K with management, including the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

        We discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the overall scope of their respective audits. We meet with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. In the performance of our oversight function, the members of our committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by Ernst & Young LLP.

        In this context, we have reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2005 with management and Ernst & Young LLP. We have discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, we have received the written disclosures and the letter from Ernst & Young LLP required by

Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and have discussed with Ernst & Young LLP their independence from the Company. We have also considered whether Ernst & Young LLP's provision of tax preparation and tax consulting services to the Company is compatible with maintaining Ernst & Young LLP's independence.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Dennis E. Mitchem, Chair
Linda J. Blessing, Ph.D.
James R. Parish

March 15, 2006

The material in this Audit Committee Report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Audit Fees

        During 2005, Ernst & Young LLP performed certain non-audit services for the Company. The audit committee has considered whether the provision of these non-audit services is compatible with maintaining the accountants' independence. During 2005 and 2004, Ernst & Young LLP provided services and received fees in the following categories and amounts:

	2005	2004
Audit fees	$570,236	$364,367
Audit-related fees	136,965	23,186
Tax fees	131,108	54,281
All other fees	1,500	1,821

Total	$839,809	$443,655

        The audit committee of the board of directors has approved all of the fees in the table above.

        Fees for audit services related to the audit of the Company's consolidated financial statements for the years ended December 31, 2005 and 2004 and reviews of our quarterly financial statements. Audit fees in 2005 include $265,665 incurred in connection with the audit of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 and implementing regulations. In addition, audit fees include amounts totaling $15,000 and $222,000 billed in 2005 and 2004, respectively, relating to the review of registration statements and related prospectuses filed in those periods and related comfort letters and consents.

        Fees for audit-related services in 2005 primarily related to fees billed in connection with agreed-upon procedures performed in connection with the issuance of Spirit Master Funding's net-lease mortgage notes and in 2004 they primarily related to fees billed in connection with advisory services related to financial accounting and reporting matters.

        Fees for tax services in 2004 and 2005 related primarily to fees billed in connection with tax preparation and advisory services.

SECURITY OWNERSHIP

        The following table contains information as of March 1, 2006, regarding beneficial ownership of our common stock by (1) each person known to us to be the beneficial owner of more than five percent of our outstanding common stock, (2) each of our directors, (3) each of our Named Executive Officers (defined below), and (4) all directors and executive officers as a group. As of March 1, 2006, we had 81,865,639 shares of our common stock issued and outstanding. The persons as to whom information is given have sole voting and investment power over the shares beneficially owned, unless otherwise noted in the footnotes following the table.

	As of March 1, 2006
Name	Aggregate Number of Shares Beneficially Owned(1)		Percent of Class(2)
5% Holders:
Baron Capital Group, Inc. 767 Fifth Avenue New York, New York 10153	6,086,400	(3)	7.4%
Farallon Partners, L.L.C. c/o Farallon Capital Management, L.L.C. One Maritime Plaza, Suite 1325 San Francisco, California 94111	5,888,900	(4)	7.2%
Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, Illinois 60606	5,048,514	(5)	6.2%
Cohen & Steers Capital Management, Inc. 280 Park Avenue, 10th Floor New York, New York 10017	4,856,700	(6)	5.9%
Leon G. Cooperman 88 Pine Street, Wall Street Plaza-31st Floor, New York, New York 10005	4,394,600	(7)	5.4%
Directors and Executive Officers:
Morton H. Fleischer(8)	2,732,410	(9)	3.3%
Christopher H. Volk(8)	1,657,872	(10)	2.0%
Catherine Long(11)	165,811		*
Michael T. Bennett	57,779		*
Jeffrey M. Fleischer	150,657		*
Gregg A. Seibert	144,205		*
Linda J. Blessing	6,441		*
Willie R. Barnes	6,441		*
Dennis E. Mitchem	27,441		*
Paul F. Oreffice	61,441		*
Jim Parish	17,191		*
Kenneth B. Roath	32,291		*
Casey J. Sylla	26,441		*
Shelby Yastrow	33,241		*
Directors and executive officers as a group (15 persons)	3,904,158		4.8%

*
Less than 1.0%

(1)
All shares not outstanding but which may be acquired by the stockholder within 60 days of March 1, 2006 by the exercise of any stock option or any other right are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by the stockholder, but not by any other stockholder. Includes shares beneficially owned by the individual's spouse.

(2)
All percentages are rounded to the nearest tenth of a percent.

(3)
Based solely on a Schedule 13G filed February 9, 2006 with the SEC, Baron Capital Group, Inc. is the parent holding company of the following investment advisors and under the rules of the SEC may be deemed to own the shares held by those companies: 5,909,800 shares held by BAMCO, Inc., and 176,600 shares held by Baron Capital Management, Inc. Ronald Baron owns a controlling interest in Baron Capital Group, Inc. and under the rules of the SEC may also be deemed to be the beneficial owner of all such shares owned by the companies.

(4)
Based solely on a Schedule 13G filed January 27, 2006 with the SEC, Farallon Partners, L.L.C. is the general partner of the following limited partnerships and under the rules of the SEC may be deemed to own the shares held by those limited partnerships: 2,914,200 shares owned by Farallon Capital Partners, L.P., 2,350,200 shares owned by Farallon Capital Institutional Partners, L.P., 236,100 shares owned by Farallon Capital Institutional Partners II, L.P., 277,500 shares owned by Farallon Capital Institutional Partners III, L.P. and 110,900 shares owned by Tinicum Partners, L.P. The following persons who are managing members of Farallon Partners, L.L.C. may each be deemed to be the beneficial owner of all such shares owned by the partnerships: Chun R. Ding, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Jason E. Moment, Rajiv A. Patel, Derek C. Schrier, Thomas F. Steyer and Mark C. Wehrly.

(5)
Based solely on a Schedule 13G filed February 6, 2006 with the SEC, Heitman Real Estate Securities LLP has received dispositive power from all of the following and under the rules of the SEC may be deemed to own the shares held by each party: the Old Mutual Advisor Funds, II Old Mutual Heitman REIT Fund, the Penn Series Funds, Inc. REIT Fund, the Old Mutual Advisor Funds OM Asset Allocation Balanced Portfolio, the Old Mutual Advisor Funds OM Asset Allocation Moderate Growth Portfolio, the Old Mutual Advisor Funds OM Asset Allocation Growth Portfolio, the Russell Investment Funds Real Estate Securities Fund and the Frank Russell Investment Company Real Estate Securities Fund and 4,271 separate account clients.

(6)
Based solely on a Schedule 13G filed February 13, 2006 with the SEC, Cohen & Steers, Inc. holds a 100% interest in Cohen & Steers Capital Management, Inc., an investment advisor registered under Section 203 of the Investment Advisers Act and under the rules of the SEC may be deemed to own the shares held by Cohen & Steers Capital Management, Inc.

(7)
Based solely on a Schedule 13G filed February 8, 2006 with the SEC, Mr. Cooperman is the managing member of Omega Associates, L.L.C., which acts as general partner of the following limited partnerships and under the rules of the SEC may be deemed to own the shares held by those limited partnerships: 1,914,500 shares owned by Omega Capital Partners, L.P., 156,100 shares owned by Omega Capital Investors, L.P., and 283,200 shares owned by Omega Equity Investors, L.P. Mr. Cooperman may be deemed to own 250,000 shares owned by the Leon and Toby Cooperman Foundation, a charitable trust dated December 16, 1981, in which Mr. Cooperman is Trustee. Mr. Cooperman may also be deemed to own 1,790,800 shares in which Mr. Cooperman has discretionary power as the controlling person of an investment advisor to a limited number of institutional clients.

(8)
As of March 1, 2006, Spirit Finance Holdings owned 1,252,612 shares of our outstanding common stock. Messrs. Fleischer and Volk each own 50% of the voting control of Spirit Finance Holdings. Under the rules of the SEC, Messrs. Fleischer and Volk are each deemed to be the beneficial owners of Spirit Finance Holdings' shares.

(9)
Mr. Fleischer owns 1,404,530 shares directly, 1,252,612 shares through his voting power over Spirit Finance Holdings and is deemed to own 75,268 shares owned by his wife, Donna Fleischer.

(10)
Mr. Volk owns 405,260 shares directly and 1,252,612 shares through his voting power over Spirit Finance Holdings.

(11)
Ms. Long owns 165,540 shares directly, and is the custodian for 271 shares held by a minor.

EXECUTIVE COMPENSATION

        The following table sets forth the salary and other compensation paid to our Chief Executive Officer, our former Chief Executive Officer and each of our other four most highly compensated senior executive officers (the "Named Executive Officers") for the fiscal years ended December 31, 2005, 2004 and 2003. The amounts included in the table include both compensation directly paid or accrued by us, as well as compensation paid on our behalf by our affiliates. The difference in salaries in 2003 primarily resulted from Messrs. Morton Fleischer and Volk not beginning employment with us until the beginning of the term of their employment agreements on December 15, 2003 and certain officers who joined us during different parts of the year in 2003. The salaries presented for 2003 do not represent a full year of operations and the individuals listed in the table each entered into an employment agreement with us on or subsequent to December 15, 2003.

Summary Compensation Table

						Long Term Compensation
		Annual Compensation
							Securities Underlying Options (#)
Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(8)		All Other Compensation ($)(9)
Morton H. Fleischer Chairman of the Board(2)	2005 2004 2003	375,000 375,000 17,067	(3)	225,000 — —	— — —	590,000 — —	— — 480,000	— — —
Christopher H. Volk President and Chief Executive Officer(2)	2005 2004 2003	375,000 375,000 17,067	(3)	225,000 — —	— — —	590,000 — —	— — 480,000	8,400 8,200 —
Catherine Long Chief Financial Officer, Senior Vice President and Treasurer	2005 2004 2003	250,000 200,000 132,603	(4)	187,500 80,000 —	— — —	295,000 — 249,750	— — 90,000	8,400 6,000 —
Michael T. Bennett Senior Vice President—Operations, Chief Compliance Officer and Secretary	2005	158,654	(5)	120,000	—	231,000	—	—
Jeffrey M. Fleischer Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer	2005 2004 2003	225,000 200,000 90,949	(6)	168,750 80,000 —	— — —	236,000 — 249,750	— — 90,000	8,400 6,000 —
Gregg A. Seibert Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer	2005 2004 2003	225,000 200,000 38,649	(7)	168,750 80,000 —	— — —	236,000 — 249,750	— — 90,000	8,400 6,000 —

(1)
The Compensation Committee of our Board of Directors has set the base salaries of Morton H. Fleischer at $375,000, Christopher H. Volk at $400,000, Catherine Long at $300,000, Michael T. Bennett at $275,000, Jeffrey M. Fleischer at $275,000 and Gregg A. Seibert at $275,000, each effective January 1, 2006.

(2)
Mr. Morton Fleischer retired as Chief Executive Officer in September 2005 and Mr. Volk was elected as his successor.

(3)
Messrs. Morton Fleischer and Volk were not employees until the commencement of the term of their employment agreements on December 15, 2003.

(4)
Ms. Long's employment with Spirit Finance Holdings, LLC began in March 2003, and therefore she was not paid a full year's salary in 2003.

(5)
Mr. Bennett's employment with the Company began in April 2005, and therefore he was not paid a full year's salary or bonus in 2005.

(6)
Mr. Jeffrey Fleischer's employment with Spirit Finance Holdings, LLC began in April 2003, and therefore he was not paid a full year's salary in 2003.

(7)
Mr. Seibert's employment with Spirit Finance Holdings, LLC began in September 2003, and therefore he was not paid a full year's salary in 2003.

(8)
The values of the restricted stock are based on $11.80 per share in 2005 (except for Mr. Bennett, whose restricted stock grant value in 2005 was $11.55 per share) and $10.00 per share in 2003, which was the fair market value of our common stock on the date of the grant, less $.01 per share paid by the grantee. The restricted stock was granted in February 2005 and in December 2003 and vests subject to continued service and performance conditions. Fifty percent of the restricted stock vests over time and the other 50% vests based on performance criteria. Dividends are paid on the restricted stock at the same rate as is paid on all shares of our common stock. Unvested restricted stock holdings for our CEO and each of the other Named Executive Officers as of December 31, 2005 and the fair market value of the restricted stock on that date, based on a closing price of our common stock of $11.35 on December 30, 2005, are as follows:

	Restricted Stock Holdings
Name	Number of Restricted Shares	Value on December 31, 2005
Morton H. Fleischer	50,000	$567,500
Christopher H. Volk	50,000	$567,500
Catherine Long	41,700	$473,295
Michael T. Bennett	20,000	$227,000
Jeffrey M. Fleischer	36,700	$416,545
Gregg A. Seibert	36,700	$416,545
(9)
Represents matching company contribution amounts received under our 401(k) plan.

        The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all company employees such as group health insurance, dental insurance, short- and long-term disability insurance, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer is not included in the table because the aggregate value for each officer is less than the lesser of (a) ten percent of the cash compensation paid to each such executive officer, or (b) $50,000.

Option Grants in 2005

        There were no options granted to our CEO or Named Executive Officers during 2005.

Aggregate Option Exercises in 2005 and Year-End Option Values

        The following table sets forth certain information concerning exercised and unexercised options held by our CEO and Named Executive Officers at December 31, 2005.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable(2)	Unexercisable	Exercisable	Unexercisable
Morton H. Fleischer	—	—	192,000	288,000	259,200	388,800
Christopher H. Volk	—	—	192,000	288,000	259,200	388,800
Catherine Long	—	—	60,000	30,000	81,000	40,500
Michael T. Bennett	—	—	—	—	—	—
Jeffrey M. Fleischer	—	—	60,000	30,000	81,000	40,500
Gregg A. Seibert	—	—	60,000	30,000	81,000	40,500

(1)
Based on a closing stock price of $11.35 on December 30, 2005.

Employment Agreements

        We have entered into employment agreements with Morton H. Fleischer, Christopher H. Volk, Catherine Long, Michael T. Bennett, Jeffrey M. Fleischer and Gregg A. Seibert. The employment agreements provide for annual base salaries and maximum bonuses, and expire on December 15, 2006. On December 15, 2006, the employment agreements will automatically extend for one additional year unless either party terminates the agreement not later than 60 days before expiration. The employment agreements for Ms. Long and Messrs. Bennett, Jeffrey Fleischer and Seibert provide that base salaries will be increased on January 1 of each year by a minimum increase equal to the increase in the Consumer Price Index and that the maximum bonuses will be reviewed once a year to determine whether they should be increased. The employment agreements of Messrs. Morton Fleischer and Volk do not provide for minimum annual increases but do provide for annual review of base salary and maximum bonuses. The compensation committee of our Board of Directors has the discretion to increase any or all of the base salaries and bonuses in additional amounts as it deems appropriate.

        The base salaries and maximum bonuses for our CEO and Named Executive Officers set by the compensation committee of our Board of Directors for 2006 are shown in the table below:

Name and Title of Executive Officer	2006 Annual Base Salary	2006 Maximum Bonus(1)
Morton H. Fleischer Chairman of the Board	$375,000	$562,500
Christopher H. Volk President and Chief Executive Officer	$400,000	$600,000
Catherine Long Chief Financial Officer, Senior Vice President and Treasurer	$300,000	$330,000
Michael T. Bennett Senior Vice President—Operations, Chief Compliance Officer and Secretary	$275,000	$302,500
Jeffrey M. Fleischer Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer	$275,000	$302,500
Gregg A. Seibert Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer	$275,000	$302,500

(1)
Actual bonuses will be paid based on performance criteria and targets set by the compensation committee of our Board of Directors. The compensation committee of our Board of Directors has the discretion to award additional bonus amounts as it deems appropriate based on the performance of each officer.

        These employment agreements provide that the executive officers agree to devote substantially all of their professional time to our operations. The agreements permit us to terminate the executives' employment, with appropriate notice, with or without "cause." "Cause" is generally defined to mean:

  •
  conviction of, or the entry of a plea of guilty or nolo contendere to, a felony (excluding a conviction or plea of guilty or nolo contendere arising under a statutory provision imposing criminal liability on a strict liability basis due to the position held by the executive with us, provided the act or omission of the executive or officer with respect to such matter was not taken or omitted to be taken in contravention of any applicable policy or directive of our Board of Directors);

  •
  a breach of the executive's duty of loyalty which is materially detrimental to us;

  •
  a failure to perform or adhere to duties that are consistent with the executive's employment agreement, or the reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by our Board of Directors, or the failure to follow the lawful directives of our Board of Directors provided such directives are consistent with the terms of the executive's employment agreement, which continues for a period of 30 days after written notice to the executive;

  •
  negligence or misconduct in the performance of the executive's duties that have a material adverse effect on us; or

  •
  a material breach of the executive's employment agreement by the executive that continues for 30 days after written notice to the executive.

        Under the employment agreements, the executive officers receive three weeks of paid vacation annually and various other customary benefits. The employment agreements referred to above provide that the executive officers are eligible to participate in our Stock Option Plan and are eligible to receive the same benefits, including medical insurance coverage and retirement plan benefits in a 401(k) plan, to the same extent as other similarly situated employees, and such other benefits as are commensurate with their positions. Participation in employee benefit plans will be subject to the terms of the benefit plans as in effect from time to time. If the executive's employment ends for any reason, we will pay accrued salary, bonuses and incentive payments already determined, and other existing obligations. In addition, if we terminate the executive's employment without cause, or if the executive officer terminates employment with good reason as defined in the agreement, we will be obligated to pay (1) a lump sum payment of severance equal to two times, in the case of Morton H. Fleischer and Christopher H. Volk, or one and one-half times in the case of Catherine Long, Michael T. Bennett, Jeffrey M. Fleischer and Gregg A. Seibert, the annual salary and annual maximum bonus payable under the agreement, (2) the incentive bonus prorated for the year in which the termination occurred, (3) payment of premiums for certain group health coverage, and (4) other benefits as provided for in the employment agreement. Additionally, in the event of a termination by us for any reason other than for cause, or if the executive terminates employment with good reason, all of the options and restricted shares granted to the executive will become fully vested, and the executive will have a period of two years in which to exercise all vested options.

        If a change in control of our company occurs, the executive officers will become fully vested in their options and restricted shares. In general terms, a change of control occurs:

  •
  if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

  •
  if we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

  •
  upon the liquidation, dissolution, sale or disposition of all or substantially all of our assets such that after that transaction the holders of our voting shares immediately prior to the transaction own less than 50% of the voting securities of the acquiror or its parent; or

  •
  if a majority of the independent members of our Board of Directors votes in favor of a resolution stating that a change in control has occurred.

        If payments become due as a result of a change in control and the excise tax imposed by Internal Revenue Code Section 4999 applies, the terms of the employment agreements require us to gross up the executive for the amount of this excise tax plus the amount of income and other taxes due as a result of the gross up payment.

        For a 24-month period in the case of Messrs. Morton Fleischer and Volk, and 12 months in the case of Ms. Long and Messrs. Bennett, Jeffrey Fleischer and Seibert, after termination of an executive's employment for any reason except for cause, the executive will agree not to compete with us by working with or investing in (subject to limited exceptions) any enterprise engaged in a business substantially similar to our business during the period of the executive's employment with us. In the event the executive is terminated for cause, the executive will agree not to compete with us for a 12-month period.

2003 Stock Option and Incentive Plan

        General.    The Stock Option Plan provides for the ability to make grants of incentive stock options and non-qualified stock options and awards of restricted common stock. The Stock Option Plan also provides for the ability to make grants of share appreciation rights, performance units, dividend equivalents and other equity-based awards. The maximum number of shares of common stock that may be subject to grants to any individual in any calendar year is 500,000 shares of common stock.

        If any grant terminates, expires or is forfeited without having been exercised or is cancelled without the delivery of shares of common stock, the common stock covered by such grant will again be available for issuance under the Stock Option Plan, as well as any shares of common stock that are delivered by the grantee or withheld by us upon the exercise of the option or other award under the Stock Option Plan in payment of the exercise price. In connection with certain extraordinary events, the compensation committee of our Board of Directors is able to make adjustments to the total number of shares of common stock offered under the Stock Option Plan, the maximum number of shares of common stock that may be awarded to an individual in a calendar year, the number and kind of shares of common stock covered by outstanding awards and the purchase prices specified in outstanding grants as may be determined to be appropriate.

        Administration.    The compensation committee has the sole authority to determine who will receive awards, the types of awards that will be granted and the number of shares of common stock subject to each such award. The compensation committee also interprets the Stock Option Plan and award agreements and sets the terms and conditions for each grant. The compensation committee is not able to amend the terms of any previously granted option to reprice, replace or regrant the option through cancellation or by lowering the exercise price of the previously granted option, unless our stockholders provide prior approval. The determinations of the compensation committee are made in its sole discretion and are final, binding and conclusive.

        Eligibility for Participation.    Grants under the Stock Option Plan may be made to our employees and consultants and to those employees and consultants of our subsidiaries and affiliates and to any non-employee member of the Board of Directors. The compensation committee determines which employees, consultants and non-employee members of the Board of Directors receive grants under the Stock Option Plan.

        Stock Options.    The compensation committee may grant options intended to qualify as incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, as amended, or non-qualified stock options, or NQSOs, that are not intended to so qualify, or any combination of ISOs or NQSOs. Grants of NQSOs under the Stock Option Plan may be made to any of the Company's employees and consultants and those employees and consultants of our subsidiaries and affiliates and to any non-employee member of the Board of Directors. Grants of ISOs under the Stock

Option Plan may be made only to the Company's employees and employees of our 50% or more owned subsidiaries.

        The compensation committee will fix the exercise price per common share on the date of grant. The exercise price for NQSOs and ISOs may not be less than the fair market value of the underlying shares of common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding shares of common stock or our subsidiaries, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs. For purposes of the Stock Option Plan, fair market value of a share of common stock on the date of grant is the average of the daily market price for the five consecutive trading days immediately preceding the grant date.

        The compensation committee will determine the term of each option; provided, however, that the exercise period for ISOs may not exceed 10 years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding shares of common stock or our subsidiaries, the term may not exceed five years from the date of grant. The vesting period for options will commence on the date of grant and end on a date as is determined by the compensation committee, in its sole discretion, which is specified in the award agreement. The compensation committee may provide in an award agreement that an option may become exercisable prior to the date the option becomes exercisable and if the option is exercised prior to such vesting date, the grantee will receive restricted shares that vest over the remaining vesting period of the option.

        A grantee may exercise an option by delivering notice of the exercise to us and by paying the exercise price, plus any withholding tax due, (1) in cash or certified check, (2) with approval of the compensation committee: (A) by delivering shares of common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, (B) surrendering of shares of common stock issuable upon exercise of the option, (C) making payment through the delivery of property of any kind which constitutes good and valuable consideration or (D) any combination of the permitted exercise methods or by such other method the compensation committee may approve that is permitted by applicable law.

        Restricted Shares.    The compensation committee may grant restricted shares to anyone eligible to participate in the Stock Option Plan. The compensation committee may require that grantees pay consideration for the restricted shares and may establish conditions under which restrictions on the restricted shares will lapse over a period of time or according to such other criteria as the compensation committee determines appropriate. The compensation committee will determine the number of shares of common stock subject to the grant of restricted shares and the other terms and conditions of the grant. Unless the compensation committee determines otherwise, during the restriction period, the grantee will have the right to vote the shares of common stock subject to the restricted share grant and to receive any dividends or other distributions paid on such shares of common stock, subject to any restrictions determined to be appropriate by the compensation committee.

        Performance Units.    Performance units may be granted under the Stock Option Plan. The compensation committee may grant units to anyone eligible to participate in the Stock Option Plan. Each unit provides the grantee with the right to receive an amount based on the value of the unit, which will be determined by the compensation committee, if performance goals established by the compensation committee are met. Units will be based on the fair market value of the shares of common stock or such other measurement base that the compensation committee determines to be appropriate. The compensation committee will determine the number of units that will be granted, the requirements applicable to the units, the performance period during which performance will be measured, the performance goals applicable to the units and such other conditions as the compensation committee determines appropriate. The applicable performance goals may relate to our financial performance or that of our subsidiaries, the performance of the shares of common stock, the grantee's performance or such other criteria that the compensation committee determines appropriate. If the performance goals are met, units will be paid to the grantee in cash, in shares of common stock or a combination of cash and shares of common stock, as determined by the compensation committee.

        Dividend Equivalents.    The compensation committee may grant dividend equivalents in connection with options granted under the Stock Option Plan. The compensation committee may grant dividend equivalents to anyone eligible to participate in the Stock Option Plan. Dividend equivalents are payable in cash or shares of common stock and may be paid currently or accrued as contingent obligations. The terms and conditions of dividend equivalents are determined by the compensation committee.

        Other Equity-Based Awards.    The compensation committee may grant other types of stock-based awards (including the grant of unrestricted shares of common stock), cash-based awards or other equity-based awards under the Stock Option Plan. The compensation committee may grant other equity-based awards to anyone eligible to participate in the Stock Option Plan. Equity-based awards are payable in cash, shares of common stock or other equity determined by the compensation committee. The terms and conditions of other equity-based awards are determined by the compensation committee.

        Qualified-Performance Compensation.    The Stock Option Plan permits the compensation committee to impose and identify specific performance goals that must be met with respect to grants of options, stock appreciation rights, restricted shares, units, dividend equivalents and other equity-based awards. The compensation committee will determine the performance periods for the performance goals. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the compensation committee. Prior to, or soon after the beginning of, the performance period, the compensation committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met and any other conditions.

        The performance goals will be based on one or more of the following measures related to the Company's operations: pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions or savings, funds from operations, stock price, sales or new investments funded, distributions to stockholders, dividend yield and/or such other identifiable and measurable performance objectives determined by the compensation committee.

        Deferrals.    The compensation committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the grantee in connection with an award under the Stock Option Plan. The compensation committee will establish the rules and procedures applicable to any deferrals.

        Change of Control.    If a merger, consolidation, sale, transfer, exchange or other disposition of all or substantially all of our assets or other event occurs that affects the shares of common stock, the compensation committee may take any of the following actions to provide: (1) for the purchase of any outstanding award for the payment of an amount of cash equal to the amount that would have been attained upon the exercise of such award or realization of the grantee's rights (net of any required payments by the grantee) had such award been currently exercisable, payable, fully vested or the restrictions lapsed or replace such award with other rights or property selected by the compensation committee, (2) that the award cannot be exercised after such event, (3) for a specified period of time prior to such transaction or event such award will be fully exercisable, (4) that the award will be assumed by the successor or surviving corporation, or a parent or subsidiary thereof or substituted for similar awards, (5) that the restrictions on restricted shares will be terminated, or (6) for such further provisions or limitations as the compensation committee deems appropriate and in our best interests, including adjustments in the number or type of shares subject to the award.

        Amendment and Termination of the Stock Option Plan.    The Board of Directors or the compensation committee may amend or terminate the Stock Option Plan at any time, subject to stockholder approval if required to comply with applicable law, regulation or rule. Unless sooner terminated, the Stock Option Plan will terminate on December 15, 2013.

        The following table shows information related to our compensation plans that authorize the issuance of equity securities as of December 31, 2005.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	1,290,000	$10.02	2,399,541	(2)
Equity compensation plans not approved by stockholders	—	—	—

Total	1,290,000	$10.02	2,399,541	(2)

(1)
Our 2003 Stock Option and Incentive Plan was approved by our then sole stockholder on December 15, 2003. The plan was amended and restated and approved by our stockholders on May 20, 2005.

(2)
Subsequent to December 31, 2005, awards of restricted stock relating to 402,568 shares (net of forfeitures) of our common stock were granted by the compensation committee of our Board of Directors.

401(k) Plan

        We adopted a defined contribution savings plan, or "401(k) Plan," to provide retirement income to the Company's employees, including the Company's executive officers. The 401(k) Plan is qualified under Section 401(a) of the Internal Revenue Code and incorporates features permitted under Section 401(k) of the Internal Revenue Code.

        The 401(k) Plan is available to full-time employees who have completed at least six months of service with us. The 401(k) Plan allows participants to elect to contribute up to 100% of annual compensation on a pre-tax basis with a maximum pre-tax contribution of $14,000 for 2005. In addition, the 401(k) Plan allows individuals who are at least 50 years of age by the end of the tax year to make additional contributions, known as catch-up contributions, in the maximum amount of $4,000 for 2005. We provide a matching contribution in cash, equal to 100% of each participant's elective deferral that does not exceed 3% of compensation, plus 50% of the elective deferral that exceeds 3% of compensation but does not exceed 5% of compensation, which matching contributions vest immediately.

        Any additional company matching contributions or any profit sharing contributions by us are subject to a vesting schedule and will be 100% vested after three years of service. Participant contributions are fully vested at all times and all contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. At the termination of employment, the distribution will be based on the total account balance that is vested and will be payable in a lump-sum as soon as practical or at a later date elected by the participant or the participant's beneficiary.

REPORT OF THE COMPENSATION COMMITTEE*

*
The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

        The Compensation Committee of Spirit Finance Corporation's (the "Company") Board of Directors is composed exclusively of independent directors. The two members of the Compensation Committee are Kenneth B. Roath, chairman, and Paul F. Oreffice. We are responsible for, among other matters, establishing the compensation of our executive officers and administering compensation plans. From time to time, we may retain compensation and other consultants to assist us in carrying out our duties. In evaluating bonus awards for 2005 and setting base salaries and determining long-term incentive awards for 2006, we retained a compensation consultant to assist us in (1) identifying a peer group of companies and gathering information about executive officer compensation at those companies, (2) analyzing the information gathered about the peer companies, and (3) considering the reasonableness of the level and form of compensation proposed for the Company's officers.

Compensation Philosophy

        The Company's investment strategy targets businesses operating in various industries in which the Company believes it offers real estate financing solutions that make the Company an efficient capital provider for its customers by offering flexible, cost-effective solutions that enhance stockholder value for its customers, which differentiates the Company's financial solutions from those offered by other providers of capital. In our view, the Company's success depends on the expertise, talent, experience and long-term commitment of the Company's employees, especially its senior executives. The Company's compensation practices and programs are intended to achieve the following objectives:

  •
  To attract, retain, motivate and reward key employees to drive the successful implementation of the Company's current and long-term strategic, business and financial goals;

  •
  To align the financial interests of the Company's executives with those of the Company's stockholders;

  •
  To establish appropriate incentives for management and employees that are consistent with the Company's culture and values; and

  •
  To provide an annual compensation program with a performance orientation that rewards achievement of both Company and individual performance with the proper balance between salary, performance-based pay and long-term incentives.

        In accordance with these objectives, a significant part of executive compensation is subject to the overall performance of the Company and the total return generated for the Company's stockholders. We believe that this creates an environment that allows the Company to achieve its objectives and maximizes value for its stockholders.

        One performance measure that we use is the total rate of return to the Company's stockholders, which we define as dividends paid (assuming reinvestment in the Company's common stock) plus appreciation in the price of the Company's common stock. This performance measure annually determines the vesting of approximately 20.5% of the currently unvested restricted stock that we granted to the Company's employees that remains outstanding. In addition, acquisition targets and funds from operations, or FFO, are the primary performance measures we use in determining the annual bonus to be awarded to our senior executive officers. We also use other financial-based measures in evaluating Company and individual performance.

        We typically meet at the beginning of each year to set the compensation level for the Chief Executive Officer and to review with the Chief Executive Officer the base salary adjustments, incentive bonuses and long-term incentive awards for the other senior executive officers. We also review senior management's recommendations for base salary adjustments and equity awards for the coming year and incentive bonuses in respect of the preceding year for other officers and other eligible employees. We also meet periodically during the year to evaluate the performance of management relative to objectives and to perform our other functions.

        Compensation of executive officers is generally established after a review of data for executives in similar positions in comparable REITs and other real estate finance companies. When reviewing individual compensation levels, we consider individual and corporate performance, levels of responsibility, and competitive pay practices. These factors vary from individual to individual and other subjective features are also considered such as the individual's experience. We generally seek to set the base salary of the Company's officers at levels that place them around the middle of base salaries for the Company's peer group. When awarding annual bonuses and equity-based incentive awards, we focus more on individual and Company performance as well as compensation levels of the Company's peer group.

        When setting future compensation levels, we consider not only base salary and bonus, but also the total annual compensation of the Company's officers. We consider total compensation to include base salary and cash incentive bonuses as well as factoring in the estimated monetary value of previously granted equity-based incentive awards (restricted stock and stock options) that will vest in the current year.

Base Salaries

        We believe that the base salary levels of the Company's executive officers are reasonably related to the base salary levels of executive officers of comparable REITs and other real estate finance companies. We also believe that the current base salary levels of the Company's executive officers take into account the unique talents and experience of our executive officers. All of the Company's executive officers' employment agreements have set floors on base salary and other elements of compensation for their contract terms, but we can increase the base salary levels at any time. The increases take into account such factors as individual past performance, changes in responsibilities, changes in pay levels of companies deemed comparable by us and inflation.

Annual Bonuses

        Each named executive officer's employment agreement provides for an annual bonus within a range based on a percentage of the executive's base salary, as described in detail above under the section entitled "—Employment Agreements," and are subject to adjustment by the Compensation Committee. The bonus ranges are merely minimum bonus amounts if targets set by us are met. Ultimately, we have discretion to pay higher amounts we determine after review of the criteria described above.

        We use performance bonuses to reflect the level of involvement and success of the Company's executive officers in advancing corporate goals. The awards earned depend on the extent to which Company performance objectives and the individual's performance objectives are achieved. Based on meeting Company and individual objectives for 2005, we awarded $1,095,000 in bonuses to the officers named in the summary compensation table above for fiscal year 2005, which represented 65% of the maximum target bonuses set forth in their respective employment agreements.

Long-Term Incentive Compensation

        We recognize that while the bonus programs provide awards for achieving positive performance for near-term goals, equity-based incentives create an essential long-term partnering of our executive officers with the Company's stockholders. Long-term equity incentives are provided to executives either through restricted stock grants or through the grant of stock options or other awards under the Company's 2003 Stock Option and Incentive Plan which is administered by us. We have the discretion to determine those individuals to whom options or awards will be granted and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule, performance vesting conditions and terms of exercise, subject to the provisions of the plan. The exercise price of incentive stock options must be equal to or greater than the fair market value of our common stock on the date of grant. Grants of restricted shares of our common stock have a purchase price of no less than the par value of our common stock, and generally vest based on time and, in some cases, vest partially based on Company performance criteria we set. The officers listed in the summary compensation table above received grants of 185,000 shares of restricted stock during 2005. In addition, in 2005, 83,227 shares of restricted stock were granted to other officers, Company employees and non-employee directors. Dividends are paid on shares of restricted stock the same as all other shares of our common stock.

Chief Executive Officer Compensation

        We use the same procedures described above in setting the annual salary, bonus and long-term incentive compensation of the Chief Executive Officer. During 2005, Mr. Fleischer served as the Company's Chairman of the Board and Chief Executive Officer until September when he retired as Chief Executive Officer. Mr. Fleischer continues to serve as the Company's Chairman of the Board. Mr. Volk was appointed to replace Mr. Fleischer as Chief Executive Officer and continues to serve as President of the Company. For the fiscal year ended December 31, 2005, Mr. Fleischer received a base salary of $375,000 and was awarded a bonus of $225,000. Mr. Fleischer also received a grant of 50,000 shares of restricted stock in 2005, which was valued at $590,000 based on a stock price of $11.80 per share, the fair market value of the Company's common stock on the date of the grant. For the fiscal year ended December 31, 2005, Mr. Volk received a base salary of $375,000 and was awarded a bonus of $225,000. Mr. Volk also received a grant of 50,000 shares of restricted stock in 2005, which was valued at $590,000 based on a stock price of $11.80 per share, the fair market value of the Company's common stock on the date of the grant.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to any named executive officers, other than compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Our policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance. In the appropriate circumstances, however, we are prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Kenneth B. Roath, Chair Paul F. Oreffice

PERFORMANCE GRAPH

        On December 16, 2004, Spirit Finance began trading on the NYSE under the symbol "SFC." Prior to December 16, 2004, there was no public market for our securities. The initial offering price for the Company's common stock was $11.00 per common share. The graph below compares the cumulative total shareholder return (assuming reinvestment of dividends) of the Company's common shares with that of the S&P 500 Index and the Morgan Stanley REIT Index from December 16, 2004 through December 31, 2005. The chart assumes the investment of $100 at the Company's closing stock price of $12.40 per share on December 16, 2004 and the investment of $100 in the S&P 500 Index and the Morgan Stanley REIT Index at the respective closing index prices on November 30, 2004, the closest month end prior to our initial public offering. The performance reflected in this graph is not necessarily indicative of future performance of our common shares.

	Company/Index
	Spirit Finance Corporation	S&P 500	Morgan Stanley REIT
Dec. 16/Nov. 30, 2004	$100.00	$100.00	$100.00
December 31, 2004	$102.02	$103.40	$104.20
January 31, 2005	$95.97	$100.88	$96.45
February 28, 2005	$89.35	$103.01	$99.07
March 31, 2005	$87.58	$101.18	$97.32
April 30, 2005	$85.00	$99.26	$102.59
May 31, 2005	$90.34	$102.42	$106.44
June 30, 2005	$96.49	$102.57	$111.59
July 31, 2005	$98.16	$106.38	$118.76
August 31, 2005	$88.98	$105.41	$115.65
September 30, 2005	$93.90	$106.26	$115.38
October 31, 2005	$95.33	$104.49	$111.84
November 30, 2005	$97.71	$108.44	$116.75
December 31, 2005	$96.44	$108.48	$117.27

The foregoing graph and chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        From time to time our senior management may be presented with various real estate investment opportunities related to our business. In order to mitigate potential conflicts, if one of our affiliates has an investment opportunity that fits within our real estate investment objectives and a majority of our independent directors determines that it is in our best interests, we will not permit our affiliates to make that investment. Our affiliates generally consist of our directors, our officers, our employees, Spirit Finance Holdings, LLC, Fleischer Ranches, LLC, any entity controlled by these individuals or entities and any entity or person that becomes affiliated with us in the future. Generally, we will permit our affiliates to make these real estate investments if:

  •
  the real estate investment does not fit our investment objectives;

  •
  the investment would create too great a concentration of our real estate investments in a single tenant, a single type of tenant, a particular geographic area, a particular property or a particular property type;

  •
  the investment would cause us, or would potentially cause us, to fail to qualify as a REIT;

  •
  the investment would require us to incur debt greater than our targeted leverage ratio; or

  •
  a majority of our independent directors determines that the investment is not an appropriate real estate investment for us for any other reason.

        Spirit Finance purchased four Flying J interstate travel plaza facilities for approximately $37,500,000 in December 2003. The properties were leased back to the seller under an operating lease; rental revenues totaled $3,598,000 in 2005, $3,556,000 in 2004 and $96,000 in 2003 under this lease. Mr. Morton Fleischer, our Chief Executive Officer until September 2005, and the Company's Chairman of the Board, is a member of the board of directors of Flying J.

        One of the Company's independent directors, Jim Parish, was a member of the board of directors of Taco Bueno, Inc. from 2001 until July, 2005. Taco Bueno, Inc. is a customer operating the underlying properties that secure approximately $23,280,000 of our real estate and mortgage loan investments held at December 31, 2005. Interest income on the mortgage loans receivable and rental revenue on the lease aggregated $2,204,000 in 2005, $2,012,000 in 2004 and $46,000 in 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and the persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on our review of copies of Forms 3, 4 and 5, and the amendments thereto, received by the Company for the year ended December 31, 2005, or written representations from certain reporting persons that no Form 5s were required to be filed by those persons, we believe that during the year ended December 31, 2005, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of our stock.

SOLICITATION OF PROXIES

        This solicitation is being made by mail on behalf of the Board of Directors, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting which may be furnished to stockholders by the Board of Directors subsequent to the furnishing of this proxy statement, has been or will be borne by the Company. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. The Company may pay additional amounts if other supplementary solicitations are made.

ANNUAL REPORT

        The Company is mailing its Annual Report for the 2005 fiscal year to stockholders with the mailing of this proxy statement. If you would like a copy of the Company's Annual Report, which includes the Company's Form 10-K filed with the SEC, you may obtain it without charge by writing to:

Corporate Secretary Spirit Finance Corporation 14631 N. Scottsdale Road, Suite 200 Scottsdale, Arizona 85254-2711

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the Company's then current bylaws and applicable SEC rules and regulations. In connection with this year's meeting, no stockholder proposals were presented. Stockholders' proposals intended to be presented at the Company's Annual Meeting of Stockholders to be held in the year 2007 must be received at the Company's offices prior to December 9, 2006 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

        The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the meeting. Under the Company's current bylaws, if a stockholder intends to submit a proposal at the Company's 2007 Annual Meeting of Stockholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder's notice of the proposal, including all information required by the bylaws, must be received by the Company between December 9, 2006 and January 8, 2007. If a stockholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2007 Annual Meeting of Stockholders.

        Proposals should be sent to Corporate Secretary, Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85254.

OTHER MATTERS

        The Board of Directors is not aware of any matters to come before the meeting, other than those specified in the 2006 Notice of Annual Meeting. However, if any other matter requiring a vote of the stockholders should arise at the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares covered by the proxy in accordance with their discretion.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

        Please advise the Company whether other persons are the beneficial owners of the shares of the Company's common stock for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

ATTENDANCE AT THE MEETING

        If you intend on attending the meeting in person, please return the enclosed proxy indicating in the appropriate space your intention.

By Order of the Board of Directors
Scottsdale, Arizona March 24, 2006	Michael T. Bennett, Secretary

APPENDIX A
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

I.     PURPOSE

        The Board of Directors ("Board") is the ultimate corporate governance body of Spirit Finance Corporation, a Maryland corporation (the "Corporation"). As such, the Board is charged with overseeing all material aspects of the Corporation's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Corporation, the Board has created an Audit Committee. For its part, the Audit Committee is charged with assisting the Board in monitoring (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the performance of the Corporation's internal audit function and independent auditors, and (5) such other duties as directed by the Board.

        The Audit Committee members may not be professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The Audit Committee serves a board level oversight role, in which it provides advice and counsel to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

II.    MEMBERSHIP

        On or immediately before the initial filing of the Corporation's registration statement with the Securities and Exchange Commission (the "Commission") the Audit Committee shall consist of at least three members, and prior to that time the Audit Committee shall consist of at least two members. Each such member shall meet the independence and experience requirements of the New York Stock Exchange ("NYSE"), The NASDAQ Stock Market, Inc. ("NASDAQ"), Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the applicable rules of the Commission and the NYSE and NASDAQ. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.

III.  STRUCTURE

        The Audit Committee members shall be appointed by the Board, and, in making its decision, the Board should consider the recommendation of the Nominating and Governance Committee. Each appointment shall be for a term of one year and the members shall serve until the member's successor is duly elected and qualified, but the Board may remove Audit Committee members at any time by Board action.

        The Board shall elect a chairperson annually, who shall create the agenda for Committee meetings and otherwise preside over Committee meetings. The chairperson may require officers and employees of the Corporation or the Corporation's outside counsel or independent or internal auditors to attend or participate in Audit Committee meetings as appropriate.

IV.    MEETINGS

        The Audit Committee shall meet at least four times per year, and shall also meet prior to each time the Corporation intends to issue a press release with its quarterly or annual earnings information. These meetings may be combined with regularly scheduled meetings, or more frequently as circumstances may require. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. The Audit Committee may also take action without a meeting, if a consent in writing to such action is signed by each member of the Audit Committee, or each member grants electronic consent, and such written or electronic consent is filed with the minutes of proceedings of the Audit Committee.

        The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as needed. Minutes of all meetings shall be recorded and maintained by the Audit Committee. If deemed necessary by the Audit Committee to comply with the procedures established by the Audit Committee for handling complaints regarding accounting matters or matters under the Corporation's whistleblower policy, any identifying information transcribed in the minutes of the Audit Committee meeting delivered to persons in connection with the complaint shall be redacted.

V.     QUORUM

        A majority of the appointed Audit Committee members shall constitute a quorum and shall be able to conduct the Audit Committee's business.

VI.   RESPONSIBILITIES

        At any time during the year, the Audit Committee shall be authorized to hire outside counsel or other consultants and advisers as necessary, and receive appropriate funding for compensation of such consultants and advisers. The Audit Committee shall review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditors. Further, the Audit Committee shall also review and evaluate the performance of the independent auditors and review with the full Board any proposed discharge of the independent auditors. The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the independent auditor and have the sole authority to approve all audit engagement fees and terms.

        In accordance with the Audit Committee's purpose, the Audit Committee shall perform the following to the extent applicable:

  Audit & Review Function

  •
  Ensure that the Corporation has an internal audit function, which function may be performed by an outside firm or internally within the Corporation.

  •
  Conduct executive sessions separately and periodically with the independent auditors, chief executive officer, chief financial officer, internal auditors, counsel to the Corporation, controller, and anyone else as desired by the Audit Committee.

  •
  Evaluate the independent auditors and internal auditors.

  •
  Annually review and discuss with management and the independent auditors separately all critical accounting policies and practices used by the Corporation including but not limited to:

  •
  The Corporation's income and expense recognition policies for major revenue and expense categories; and

  •
  All material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, the ramifications of each material alternative, and the treatment preferred by the Corporation.

  •
  Review with the independent auditor, the Chief Financial Officer and the controller of the Corporation, and the internal auditors, the audit scope and plan of the internal auditors and the independent auditors. Address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

2

  •
  Review with the independent auditors and the internal auditors:

  •
  The adequacy of the Corporation's internal controls including computerized information system controls and security; and

  •
  Any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto.

  •
  Review with management, the independent auditors, and the internal auditors, the interim annual financial report before it is filed with the Commission or other regulators.

  •
  Review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  •
  Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Corporation. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Corporation's audit.

  •
  Review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent auditors.

  •
  Consider, with management, the rationale for employing audit firms other than the principal independent auditors.

  •
  Review the engagement and performance of accounting firms providing functions which may not be performed by the Corporation's independent auditors.

  •
  Review with management and the internal auditors:

  •
  Significant findings on internal audits during the year and management's response thereto;

  •
  Any difficulties the internal audit team encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

  •
  Any changes required in the scope of their internal audit;

  •
  The internal auditing department budget and staffing;

  •
  The planned internal audit function; and

  •
  Internal auditor's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

  •
  Set clear hiring policies for employees or former employees of the independent auditors.

  •
  Ensure that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard 1, and that the Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

  •
  Conduct an appropriate review of all material related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions shall be approved by the Audit Committee.

3

    •
    Approve all material transactions with Spirit Management Company.

    •
    Review and approve the organizational structure of any entities owned by the corporation using an "UPREIT" or "umbrella partnership real estate investment trust" or a similar structure such as a "DOWN REIT."

  Financial Reporting and Disclosure Function

  •
  Review with management and the independent auditors:

  •
  The Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

  •
  The independent auditors' audit of the financial statements and their report thereon;

  •
  The independent auditors' judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting;

  •
  Any significant changes required in the independent auditors' audit plan;

  •
  Any serious difficulties or disputes with management encountered during the audit; and

  •
  Matters required by Statement on Auditing Standards No. 61, Communication With Audit Committees (AICPA, Professional Standards, vol. 1, AU sec.380), as amended, related to the conduct of the audit.

  •
  Review with counsel to the Corporation and the internal auditors legal and regulatory matters and reports received from regulators that, in the opinion of management, may have a material impact on the Corporation's financial statements and related Corporation compliance policies and programs.

  •
  Oversee the preparation of an annual report of the Audit Committee as required by the rules of the SEC and the annual affirmation required by the appropriate listing exchange, if necessary. When required by SEC rules, include in the annual Proxy Statement for the Corporation a report of the Audit Committee in accordance with the Proxy Rules promulgated by the SEC.

  •
  Inquire of the CEO and CFO regarding the "quality of earnings" of the Corporation from a subjective as well as an objective standpoint.

  •
  Review and discuss the Company's earnings press releases (particularly the use of "pro forma", or non-GAAP, information) and any financial information or earnings guidance provided to analysts and ratings agencies.

  •
  Review with management and the independent auditor the effect of any regulatory and accounting initiatives, as well as off-balance-sheet structures and securitization structures, if any.

  Risk Management Function

  •
  Inquire of management, the internal auditors, and the independent auditors about significant risks or exposures facing the Corporation; assess the steps management has taken or proposes to take to minimize such risks to the Corporation; and periodically review compliance with such steps.

  •
  Establish and review the procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting controls, internal accounting controls, or

4

    auditing matters or matters under the Corporation's whistleblower policy that may be submitted by any party internal or external to the organization including, but not limited to:

    •
    Establish and review procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting or auditing matters.

    •
    Establish and review procedures for the submission by external parties of concerns regarding questionable accounting or auditing matters.

    •
    Establish and review the procedures for the receipt, retention, and treatment of complaints received by the Corporation with regards to the Corporation's whistleblower policy.

    •
    Review any complaints or submissions that might have been received, current status, and resolution if one has been reached.

  •
  Periodically review the Corporation's code of conduct to ensure that it is adequate and up-to-date.

  •
  Review with the internal auditors and the Corporation's counsel the results of their review of the monitoring of compliance with the Corporation's code of conduct.

  •
  Review the administration of the Corporation's code of conduct.

  •
  Approve any waivers of the Corporation's code of conduct.

  General Functions

  •
  Review and evaluate the Audit Committee's performance and effectiveness.

  •
  Report regularly to the Board.

  •
  Respond to all inquiries made by the Lead Independent Director of the Board.

  •
  Review the Audit Committee's charter annually, reassess the adequacy of this charter, and recommend any proposed changes to the board of directors. Consider changes that are necessary as a result of new laws or regulations.

  •
  Create an agenda for the ensuing year or review and approve the agenda submitted by the internal auditors.

  •
  The Audit Committee will perform such other functions as assigned by law, the Corporation's charter or bylaws, or the board of directors.

VII. LIMITATION OF AUDIT COMMITTEE ROLE

        While the Audit Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to certify the Corporation's financial statements, to conduct investigations, or to assure the Corporation's compliance with laws and regulations or internal policies, procedures and controls. Management is responsible for determining that the Corporation's financial statements are complete, accurate and prepared in accordance with GAAP and that the Corporation is in compliance with laws and regulations. The independent accountants are responsible for auditing the Corporation's financial statements.

5

PROXY/VOTING INSTRUCTION CARD

SPIRIT FINANCE CORPORATION
14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254

ANNUAL MEETING DATE: MAY 19, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        The undersigned stockholder of Spirit Finance Corporation (the "Company"), a Maryland corporation, hereby constitutes and appoints Christopher H. Volk and Catherine Long, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to attend and vote on behalf of the undersigned, as designated below, according to the number of shares of the Company's $.01 par value per share common stock held of record by the undersigned on March 7, 2006, and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present, at the Annual Meeting of Stockholders to be held in Scottsdale, Arizona on Friday, May 19, 2006, 9:00 a.m. local time, and at any postponements or adjournments thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this Proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Directors and FOR each of the other items set forth on the Proxy.

        Please mark boxes /x/ in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.	Election of Directors.
☐	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY as to all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

Morton H. Fleischer, Christopher H. Volk, Willie R. Barnes, Linda J. Blessing, Dennis E. Mitchem, Paul F. Oreffice, James R. Parish, Kenneth B. Roath, Casey J. Sylla and Shelby Yastrow

2.
Proposal to consider the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
In the discretion of such proxy holders, upon such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated March 24, 2006 and the Proxy Statement furnished therewith and revokes any proxy heretofore given with respect to such meeting.

Dated	, 2006

Authorized Signature

Title

Authorized Signature

Title

        Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

        To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

        ☐ ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Stockholders on May 19, 2006.